UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23319

Carlyle Tactical Private Credit Fund
(Exact Name of Registrant as Specified In Its Charter)

520 Madison Avenue
New York, New York 10022
(Address of principal executive offices) (Zip Code)

Joshua Lefkowitz, Esq.
Chief Legal Officer, Carlyle Tactical Private Credit Fund
520 Madison Avenue
New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code: (833) 677-3646

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders

CARLYLE TACTICAL PRIVATE CREDIT FUND
SEMI-ANNUAL REPORT
JUNE 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (833) 677-3646 to let the Fund know you wish to continue receiving paper copies of you shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Top Holdings and Industries
Portfolio holdings and industries are subject to change. Percentages are as of June 30, 2020, and are based on net assets.

Top Ten Industries (1)
Real Estate Management & Development	12.7%
Software	12.5
Media	12.5
Professional Services	11.5
Containers & Packaging	7.9
Hotels, Restaurants & Leisure	6.9
IT Services	5.5
Air Freight & Logistics	4.5
Food Products	3.7
Retail	3.7
(1) Although not an industry, Collateralized Loan Obligations are 25.1% of net assets.

Top Ten Holdings
Urban One, Inc., Term Loan	6.6%
Tank Holding Corporation, Term Loan	6.5
ARCO BPS Holdings Ltd., Term Loan, Mezzanine	4.4
Queensgate Gem UK Midco Ltd., Term Loan, Mezzanine	3.9
The Leaders Romans Bidco Ltd., Term Loan, Tranche B	3.9
Moneygram International, Inc., Term Loan	3.7
Ery North Tower OB Deck Member LLC, Term Loan	3.6
Gruden Acquisition, Inc., Term Loan, Tranche B	3.4
Drilling Info Holdings, Inc., Incremental Term Loan	3.1
DTI Holdco, Inc., Term Loan, Tranche B	3.0

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of June 30, 2020

Investments—Corporate Loans (104.2%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
First Lien Debt (50.5%)
ACProducts, Inc.	Term Loan, Tranche B	(3) (4) (5)	Building & Development	LIBOR4 + 650	7.500%	8/18/2025	$1,490,625	$1,454,298
Alorica, Inc.	Term Loan, Tranche A1	(3) (4) (5)	Professional Services	PRIME4 + 325	3.550%	6/30/2021	1,616,998	1,263,619
American Physician Partners LLC	Term Loan, Tranche A	(2) (3) (4) (5)	Health Care Providers & Services	LIBOR4 + 650	7.500%	12/21/2021	2,297,198	2,215,648
American Physician Partners LLC	Revolver	(2) (3) (4) (6)	Health Care Providers & Services		0.500%	12/21/2021	41,251	39,786
American Physician Partners LLC	Revolver	(2) (3) (4)	Health Care Providers & Services	LIBOR4 + 650	6.808%	12/21/2021	146,253	141,061
American Physician Partners LLC	Delayed Draw Term Loan	(2) (3) (4)	Health Care Providers & Services	LIBOR4 + 650	6.808%	12/21/2021	433,558	418,167
Anchor Hocking LLC	Term Loan	(2) (5)	Containers & Packaging	LIBOR12 + 1,175	12.750%	1/25/2024	1,652,050	1,558,213
Apptio, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR4 + 725	8.250%	1/10/2025	2,665,555	2,584,607
Apptio, Inc.	Revolver	(2) (3) (4) (6)	Software		0.500%	1/10/2025	177,515	172,124
At Home Holding III Inc.	Term Loan	(2) (5)	Retail	LIBOR4 + 900	10.000%	7/27/2022	1,842,000	1,795,950
Avenu Holdings LLC	Term Loan	(2) (3) (4) (5)	Professional Services	LIBOR4 + 525	6.250%	9/28/2023	3,846,921	3,603,411
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5)	Retail	LIBOR2 + 733	8.300%	8/7/2024	1,700,790	1,564,727
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5)	Retail	PRIME4 + 550	8.750%	8/7/2024	12,460	11,463
Chemical Computing Group	Term Loan, Tranche A	(2) (3) (4) (5)	Software	LIBOR12 + 500	6.000%	8/30/2023	2,190,035	2,147,986
Chemical Computing Group	Revolver	(2) (3) (4) (6)	Software		0.500%	8/30/2023	135,379	132,780
Deerfield Dakota Holding LLC	Term Loan, Tranche B	(3) (4) (5)	Professional Services	LIBOR12 + 375	4.750%	4/9/2027	1,500,000	1,455,000
DTI Holdco, Inc.	Term Loan, Tranche B	(3) (4) (5)	Professional Services	LIBOR4 + 475	5.750%	9/30/2023	4,885,667	3,892,949
GI Revelation Acquisition LLC	Term Loan	(3) (4) (5)	IT Services	LIBOR12 + 500	5.178%	4/16/2025	232,589	211,268
iCIMS, Inc.	Term Loan, Tranche B	(2) (3) (4) (5)	Software	LIBOR4 + 650	7.500%	9/12/2024	75,928	73,863
iCIMS, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR4 + 650	7.500%	9/12/2024	3,003,755	2,922,053
iCIMS, Inc.	Revolver	(2) (3) (4) (6)	Software		0.500%	9/12/2024	187,735	182,628
Internap Corporation	Term Loan	(2) (3) (4) (5) (7)	Internet Software & Services	LIBOR12 + 650	7.500%	5/8/2023	1,072,778	590,028
Internap Corporation	Term Loan	(2) (3) (4) (5)	Internet Software & Services	LIBOR12 + 1,000	11.000%	5/8/2025	388,153	380,390
IQOR US, Inc.	Term Loan, Tranche A1	(2) (3) (4) (5) (8)	Professional Services	LIBOR4 + 550	6.934%	4/1/2021	3,500,000	2,825,200
IQOR US, Inc.	Term Loan	(2) (3) (4) (5) (8)	Professional Services	LIBOR12 + 1,000	10.178%	8/14/2020	250,000	232,500
Mailgun Technologies, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR4 + 550	6.580%	3/26/2025	1,138,182	1,089,127
Mailgun Technologies, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR4 + 550	6.500%	10/2/2025	46,646	44,636
Mailgun Technologies, Inc.	Revolver	(2) (3) (4) (6)	Software		0.500%	3/26/2025	134,191	128,407
McDermott Technology Americas, Inc.	Term Loan	(2) (3) (4) (5)	Energy Equipment & Services	LIBOR4 + 300	10.000%	6/28/2024	31,174	31,174
Mileage Plus Holdings LLC	Term Loan, Tranche B	(3) (4) (5)	Airlines	LIBOR4 + 525	6.250%	6/25/2027	2,500,000	2,480,200
Moneygram International, Inc.	Term Loan, Tranche B	(3) (4) (5)	IT Services	LIBOR6 + 600	6.243%	6/30/2023	247,500	223,601
Natel Engineering Company, Inc.	Term Loan, Tranche B	(3) (4) (5)	Semiconductors & Semiconductor Equipment	LIBOR12 + 500	6.000%	4/30/2026	5,000	4,000

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of June 30, 2020

Investments—Corporate Loans (104.2%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Natel Engineering Company, Inc.	Term Loan, Tranche B	(3) (4) (5)	Semiconductors & Semiconductor Equipment	LIBOR2 + 500	6.072%	4/30/2026	$1,975,000	$1,580,000
NES Global Talent Finance US LLC	Term Loan, Tranche B	(2) (3) (4) (5)	Energy Equipment & Services	LIBOR4 + 550	6.500%	5/11/2023	1,199,664	995,721
Northland Cable Television, Inc.	Term Loan	(2) (3) (4) (5)	Media	LIBOR12 + 575	5.928%	10/1/2025	81,554	81,162
Northland Cable Television, Inc.	Revolver	(2) (3) (4) (6)	Media		0.500%	10/1/2024	255,350	254,125
Northland Cable Television, Inc.	Initial Term Loan	(2) (3) (4) (5)	Media	LIBOR12 + 575	6.750%	10/1/2025	3,194,078	3,178,746
Pacific Gas & Electricity Company	Term Loan, Tranche B	(3) (4) (5)	Utilities	LIBOR4 + 450	5.500%	6/23/2025	2,000,000	1,962,500
Redwood Services Group LLC	Term Loan	(2) (3) (4) (5)	IT Services	LIBOR12 + 600	7.000%	6/6/2023	1,388,011	1,349,008
Redwood Services Group LLC	Delayed Draw Term Loan	(2) (3) (4) (5)	IT Services	LIBOR12 + 600	7.000%	6/6/2023	161,463	156,926
Refinitiv US Holdings, Inc.	Term Loan, Tranche B	(3) (4) (5)	Electronics	LIBOR12 + 325	3.428%	10/1/2025	994,950	970,822
Riveron Acquisition Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Professional Services	LIBOR4 + 600	7.000%	5/22/2025	1,555,767	1,545,343
Sapphire Telecom, Inc.	Term Loan	(2) (3) (4) (5)	Wireless Telecommunication Services	LIBOR4 + 525	6.965%	11/20/2025	4,190,850	3,644,363
Sapphire Telecom, Inc.	Revolver	(2) (3) (4)	Wireless Telecommunication Services	LIBOR4 + 525	6.250%	11/20/2023	339,595	295,312
Sapphire Telecom, Inc.	Revolver	(2) (3) (4) (5)	Wireless Telecommunication Services	LIBOR4 + 525	5.566%	11/20/2023	339,595	295,312
Tank Holding Corporation	Revolver	(2) (3) (4) (5)	Containers & Packaging	LIBOR12 + 400	4.188%	3/26/2024	2,222	2,110
Tank Holding Corporation	Revolver	(2) (3) (4) (6)	Containers & Packaging		0.500%	3/26/2024	6,482	6,153
Tank Holding Corporation	Revolver	(2) (3) (4) (5)	Containers & Packaging	LIBOR4 + 400	4.173%	3/26/2024	2,407	2,286
The Leaders Romans Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (7)	Real Estate Management & Development	GBP LIBOR4 + 1,025	10.806%	6/30/2024	£4,254,187	5,020,976
The Leaders Romans Bidco Ltd.	Delayed Draw Term Loan, Tranche C	(2) (3) (4) (5)	Real Estate Management & Development	GBP LIBOR4 + 1,025	10.393%	6/30/2024	£718,965	939,868
The Leaders Romans Bidco Ltd.	Delayed Draw Term Loan, Tranche C	(2) (3) (4) (5) (6)	Real Estate Management & Development		1.687%	6/30/2024	£98,036	128,157
Trump Card LLC	Term Loan, Tranche A	(2) (3) (4) (5)	Air Freight & Logistics	LIBOR4 + 550	6.500%	4/21/2022	1,382,614	1,331,596
Trump Card LLC	Revolver	(2) (3) (4) (6)	Air Freight & Logistics		0.500%	4/21/2022	95,307	91,790
Ultimate Software Group, Inc.	Term Loan, Tranche B	(3) (4) (5)	Software	LIBOR4 + 400	4.750%	5/4/2026	2,000,000	1,972,820
Urban One Entertainment SPV LLC	Term Loan	(2) (7)	Media		11.000%	12/31/2022	3,293,805	3,244,398
Urban One Entertainment SPV LLC	Term Loan	(2) (7)	Media		11.000%	12/31/2022	302,848	298,306
Urban One, Inc.	Term Loan, Tranche B	(3) (4) (5)	Media	LIBOR12 + 400	5.000%	4/18/2023	231,313	189,677
First Lien Debt Total (Cost of $69,448,784)								$65,408,341

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of June 30, 2020

Investments—Corporate Loans (104.2%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Second Lien Debt (45.3%)
Aimbridge Acquisition Co., Inc.	Term Loan	(2) (3) (4) (5)	Hotels, Restaurants & Leisure	LIBOR4 + 750	8.934%	2/1/2027	$1,712,000	$1,578,977
ARCO BPS Holdings Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5) (7)	Real Estate Management & Development	EURIBOR + 1,150	11.500%	2/26/2024	€4,842,808	5,658,528
Aretec Group, Inc.	Term Loan	(3) (4) (5)	Capital Market	LIBOR12 + 825	8.428%	10/1/2026	2,500,000	2,022,925
Brave Parent Holdings, Inc.	Term Loan	(2) (5)	Software	LIBOR12 + 750	7.678%	4/17/2026	3,812,317	3,561,847
Comet Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Energy Equipment & Services	LIBOR4 + 750	7.808%	10/26/2026	1,000,000	934,900
Drilling Info Holdings, Inc.	Incremental Term Loan	(2) (5)	Oil & Gas	LIBOR12 + 825	8.428%	7/30/2026	4,200,000	4,032,000
Ery North Tower OB Deck Member LLC	Term Loan	(2) (5)	Real Estate Management & Development	LIBOR12 + 1,050	12.500%	12/20/2022	5,000,000	4,700,000
Fastlane Parent Company, Inc.	Term Loan	(2) (3) (4) (5)	Road & Rail	LIBOR12 + 875	8.928%	12/21/2026	2,500,000	2,262,500
Gruden Acquisition, Inc.	Term Loan, Tranche B	(3) (4) (5)	Air Freight & Logistics	LIBOR4 + 850	9.500%	8/18/2023	5,000,000	4,400,000
Jazz Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR12 + 800	8.180%	6/18/2027	3,100,000	2,200,070
Le Tote, Inc.	Term Loan	(2) (5)	Retail	LIBOR12 + 875	10.250%	11/8/2024	1,502,649	1,407,231
Moneygram International, Inc.	Term Loan	(2) (3) (4) (7)	IT Services		13.000%	6/26/2024	5,261,956	4,775,226
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5)	Hotels, Restaurants & Leisure	GBP LIBOR4 + 975	10.006%	3/15/2022	£4,361,397	5,133,999
Quickbase, Inc.	Term Loan	(2) (5)	Software	LIBOR12 + 800	8.185%	4/2/2027	1,200,000	1,120,080
Tank Holding Corporation	Term Loan	(2) (3) (4) (5)	Containers & Packaging	LIBOR12 + 825	8.434%	3/26/2027	8,825,806	8,379,220
Ultimate Baked Goods Midco LLC	Term Loan	(2) (3) (4) (5)	Food Products	LIBOR12 + 800	9.000%	8/9/2026	3,333,333	3,132,667
Vantage Specialty Chemicals, Inc.	Term Loan	(3) (4) (5)	Chemicals	LIBOR4 + 825	9.250%	10/27/2025	1,662,357	1,152,745
WP CPP Holdings LLC	Term Loan	(3) (4) (5)	Aerospace & Defense	LIBOR4 + 775	8.750%	4/30/2026	3,000,000	2,220,000
Second Lien Debt Total (Cost of $63,882,801)								$58,672,915

Unsecured (8.3%)
Queensgate Gem UK Midco Ltd.	Term Loan	(2) (3) (4) (7)	Hotels, Restaurants & Leisure		13.750%	3/15/2022	£1,934,174	$2,204,905
Urban One, Inc.	Term Loan	(2)	Media		12.875%	12/31/2022	9,019,454	8,500,836
Unsecured Total (Cost of $11,443,506)								10,705,741
Corporate Loans Total (Cost of $144,775,091)								$134,786,997

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of June 30, 2020

Investments—Collateralized Loan Obligations (25.1%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
AMMC CLO Ltd, Series 2014-14A	Class B2L1	(2) (3) (4) (5) (9)	LIBOR4 + 735	8.342%	7/25/2029	$1,500,000	$1,229,307
Apex Credit CLO Ltd., Series 2019-1A	Class D	(2) (3) (4) (5) (9)	LIBOR4 + 710	8.235%	4/18/2032	4,500,000	3,628,197
Barings CLO Ltd., Series 2017-1A	Class F	(2) (5) (9)	LIBOR4 + 745	8.585%	7/18/2029	2,500,000	1,926,773
Benefit Street Partners CLO Ltd, Series 2015-VIA	Class DR	(2) (3) (4) (5) (9)	LIBOR4 + 652	7.655%	10/18/2029	2,250,000	1,708,641
BlueMountain CLO, Ltd., Series 2019-24A	Class D	(2) (3) (4) (5) (9)	LIBOR4 + 390	5.035%	4/20/2031	2,000,000	1,885,506
CIFC Funding Ltd., Series 2014-2RA	Class B2	(2) (3) (4) (5) (9)	LIBOR4 + 569	6.710%	4/24/2030	3,500,000	2,918,268
Dryden CLO Ltd., Series 2019-76A	Class E	(2) (3) (4) (5) (9)	LIBOR4 + 706	8.195%	10/20/2032	2,000,000	1,788,804
Dryden Senior Loan Fund, Series 2015-41A	Class ER	(2) (3) (4) (5) (9)	LIBOR4 + 530	6.519%	4/15/2031	1,265,000	992,470
KKR CLO Ltd., Series 10	Class ER	(2) (3) (4) (5) (9)	LIBOR4 + 650	6.814%	9/15/2029	3,000,000	2,469,894
LCM Ltd., Series 25X	Class C2	(2) (3) (4) (5) (9)	LIBOR4 + 230	2.572%	7/20/2030	1,000,000	980,848
Long Point Park CLO Ltd., Series 2017-1A	Class D2	(2) (3) (4) (5) (9)	LIBOR4 + 560	6.735%	1/17/2030	3,000,000	2,407,992
Madison Park Funding Ltd., Series 2016-22A	Class CR	(2) (3) (4) (5) (9)	LIBOR4 + 200	3.219%	1/15/2033	2,500,000	2,380,880
Octagon Investment Partners Ltd., Series 2019-4A	Class E	(2) (3) (4) (5) (9)	LIBOR4 + 680	7.235%	5/12/2031	1,000,000	860,144
OZLM Ltd., Series 2014-8A	Class DRR	(2) (3) (4) (5) (9)	LIBOR4 + 608	7.215%	10/17/2029	2,500,000	1,816,725
Sound Point CLO Ltd., Series 2013-1A	Class B1R	(2) (3) (4) (5) (9)	LIBOR4 + 270	3.691%	1/26/2031	2,000,000	1,729,388
Symphony CLO Ltd., Series 2015-16A	Class ER	(2) (3) (4) (5) (9)	LIBOR4 + 610	7.319%	10/15/2031	2,000,000	1,655,382
Voya CLO Ltd., Series 2013-1A	Class DR	(2) (3) (4) (5) (9)	LIBOR4 + 648	7.699%	10/15/2030	2,000,000	1,551,476
West CLO Ltd., Series 2014-2A	Class E	(2) (3) (4) (5) (9)	LIBOR4 + 604	7.216%	1/16/2027	1,000,000	581,536
Collateralized Loan Obligations Total (Cost of $38,298,540)							$32,512,231

Investments—Common Stock (0.4%)	Footnotes	Industry	Units / Shares	Fair Value
Avenu Holdings LLC	(2) (10) (11)	Professional Services	21,552	$24,353
Internap Corporation	(2) (3) (4) (10) (11)	Internet Software & Services	237,679	297,099
Mailgun Technologies, Inc.	(2) (10) (11)	Software	21,186	27,347
Tank Holding Corporation	(2) (10) (11)	Containers & Packaging	200,000	221,091
Common Stock Total (Cost of $539,837)				$569,890

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of June 30, 2020

Investments—Corporate Bonds (1.5%)	Footnotes	Industry	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Secured (1.4%)
Digicel International Finance Ltd.	(3) (4) (9)	Wireless Telecommunication Services	8.750%	5/25/2024	$121,083	$118,056
Unifruitti Financing plc	(2) (3) (4) (7) (9)	Food Products	8.500%	9/15/2026	€1,608,000	1,693,676
Secured Total (Cost of $1,805,560)						1,811,732

Unsecured (0.1%)
Digicel International Finance Ltd.	(3) (4) (7) (9)	Wireless Telecommunication Services	13.000%	12/31/2025	61,330	51,517
Digicel International Finance Ltd.	(3) (4) (9)	Wireless Telecommunication Services	8.000%	12/31/2026	48,337	29,002
Unsecured Total (Cost of $80,351)						80,519
Corporate Bonds Total (Cost of $1,885,911)						$1,892,251

Investments—Preferred Stock (0.4%)	Footnotes	Industry	Interest Rate	Maturity Date	Units / Shares	Fair Value
Drilling Info Holdings, Inc.	(2) (7)	Oil & Gas	11.750%	2/11/2028	500,000	$480,000
Preferred Stock Total (Cost of $485,000)						$480,000

Investments—Warrant (0.3%)	Footnotes	Industry	Units / Shares	Fair Value
Moneygram International, Inc.	(3) (4) (10)	IT Services	110,687	$354,198
Warrant Total (Cost of $283,359)				$354,198

Total Investments, at Fair Value (Cost of $186,267,738) (1)			131.8%	$170,595,567
Net Other Assets (Liabilities)			(31.8)%	$(41,189,373)
Net Assets			100.0%	$129,406,194
(1) All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of June 30, 2020 represented 131.9% of the company's net assets or 95.2% of the company's total assets, are subject to legal restrictions on sales.
(2) The value of this security was determined using significant unobservable inputs. See Note 3, Fair Value Measurements.
(3) All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6, Borrowings.
(4) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1, Organization..
(5) Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of June 30, 2020. Reference Rates are defined as follows:

EURIBOR4	Euro London Interbank Offered Rate-Quarterly
GBP LIBOR4	British Pound Sterling London Interbank Offered Rate-Quarterly
LIBOR2	London Interbank Offered Rate-Semiannually
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bimonthly
LIBOR12	London Interbank Offered Rate-Monthly
PRIME4	United States Prime Rate-Quarterly
(6) Security is an unfunded loan commitment. See Note 7, Commitments and Contingencies.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of June 30, 2020
(7) Interest or dividend is paid-in-kind, when applicable.
(8) Loan was on non-accrual status as of June 30, 2020.
(9) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $34,404,482 or 26.6% of the Fund's net assets at period end.
(10) Non-income producing security.
(11) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted. As of June 30, 2020, the aggregate fair value of these securities is $569,890, or 0.44% of the Fund’s net assets.

As of June 30, 2020, the industry composition of investments at fair value, excluding investments in Collateralized Loan Obligations which account for 25.1% of net assets, was as follows:

Industry	Fair Value	% of Net Assets
Aerospace & Defense	$4,420,070	3.4%
Air Freight & Logistics	5,823,386	4.5
Airlines	2,480,200	1.9
Building & Development	1,454,298	1.1
Capital Market	2,022,925	1.6
Chemicals	1,152,745	0.9
Containers & Packaging	10,169,073	7.9
Electronics	970,822	0.8
Energy Equipment & Services	1,961,795	1.5
Food Products	4,826,343	3.7
Health Care Providers & Services	2,814,662	2.2
Hotels, Restaurants & Leisure	8,917,881	6.9
Internet Software & Services	1,267,517	1.0
IT Services	7,070,227	5.5
Media	15,747,250	12.2
Oil & Gas	4,512,000	3.5
Professional Services	14,842,375	11.5
Real Estate Management & Development	16,447,529	12.7
Retail	4,779,371	3.7
Road & Rail	2,262,500	1.7
Semiconductors & Semiconductor Equipment	1,584,000	1.2
Software	16,160,305	12.5
Utilities	1,962,500	1.5
Wireless Telecommunication Services	4,433,562	3.4
Total	$138,083,336	106.8%

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
As of June 30, 2020

June 30, 2020
ASSETS
Investments, at value (cost $186,267,738)	$170,595,567
Cash	4,851,362
Cash denominated in foreign currencies (cost of $386,358)	387,465
Receivables and other assets:
Interest	1,804,568
Investments sold (including paydowns)	1,389,975
Adviser reimbursement	112,781
Other	13,444
Total assets	$179,155,162

LIABILITIES
Payables and other liabilities:
Payable for borrowings	$36,792,904
Investments purchased	9,011,611
Income distribution payable	2,269,621
Incentive fees	581,084
Interest payable on borrowings	315,761
Management fees	136,229
Legal fees	103,538
Trustees' compensation and expenses	36,009
Transfer agent fees	33,813
Shareholder communications	21,815
Distribution and shareholder service plan fees	3,224
Other	443,359
Total liabilities	49,748,968
Net Assets	$129,406,194

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest	$15,521
Additional paid-in capital	150,408,705
Accumulated deficit	(21,018,032)
Net Assets	$129,406,194

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
As of June 30, 2020

NET ASSET VALUE PER SHARE	Net Asset Value of Share Class	Shares of Beneficial Interest Outstanding	Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share	$722,702	87,736	$8.24
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)			$8.54
Class I Shares:
Net asset value and redemption price per share	$101,785,113	12,293,519	$8.28
Class L Shares:
Net asset value and redemption price per share	$2,509,117	304,388	$8.24
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)			$8.54
Class M Shares:
Net asset value and redemption price per share	$10,703	1,292	$8.28
Class N Shares:
Net asset value and redemption price per share	$15,999,952	1,942,000	$8.24
Class Y Shares:
Net asset value and redemption price per share	$8,378,607	1,017,462	$8.23

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2020

For the Six Months Ended June 30, 2020
Investment Income
Interest Income	$8,386,571
Other Income	314,980
Total Investment Income	8,701,551

Expenses
Management fees	837,838
Incentive fees	1,234,277
Distribution and service plan fees:
Class A	3,048
Class L	5,529
Class M (1)	10
Class Y	9,812
Transfer and shareholder servicing agent fees:
Class A	276
Class I	38,502
Class L	862
Class M (1)	1
Class N	2,358
Class Y	3,029
Shareholder communications:
Class A	151
Class I	20,750
Class L	436
Class N	800
Class Y	1,614
Interest expense and fees on borrowings	876,127
Legal, auditing and other professional fees	697,927
Custodian fees and expenses	183,317
Trustees' compensation and expenses	64,581
Other expenses	41,559
Total expenses	4,022,804
Less waivers and reimbursements of expenses	(733,982)
Net expenses	3,288,822
Net Investment Income	5,412,729

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(5,912,402)
Foreign currency transactions	(57,958)
Net realized loss	(5,970,360)
Net change in unrealized appreciation/depreciation on:
Investment transactions	(8,668,562)
Foreign currency gain on line of credit	909,861
Foreign currency transactions	2,274
Net change in unrealized appreciation/depreciation	(7,756,427)
Net Decrease in Net Assets Resulting from Operations	$(8,314,058)
(1) For the period from May 15, 2020 (inception of offering) through June 30, 2020.

See accompanying Notes to the Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2020 (Unaudited) and the Year Ended December 31, 2019

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations
Net investment income	$5,412,729	$9,664,137
Net realized loss	(5,970,360)	(124,441)
Net change in unrealized appreciation/depreciation	(7,756,427)	(3,586,032)
Net increase (decrease) in net assets resulting from operations	(8,314,058)	5,953,664

Dividends and/or Distributions to Shareholders
Class A	(26,612)	(39,148)
Class I	(4,169,688)	(9,213,348)
Class L	(93,691)	(68,810)
Class M (1)	(217)	—
Class N (2)	(432,972)	(33,254)
Class Y	(321,418)	(442,864)
Total Dividends and/or Distributions to Shareholders	(5,044,598)	(9,797,424)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Class A	28,118	804,841
Class I	5,113,236	26,326,566
Class L	1,353,655	1,464,866
Class M (1)	10,000	—
Class N (2)	14,927,285	1,173,455
Class Y	1,275,633	8,182,670
Net increase in Beneficial Interest Transactions	22,707,927	37,952,398

Net Assets
Total increase	9,349,271	34,108,638
Beginning of period	120,056,923	85,948,285
End of period	$129,406,194	$120,056,923
(1) For the period from May 15, 2020 (inception of offering) through June 30, 2020.
(2) For the six months ended June 30, 2020 and for the period from April 18, 2019 (inception of offering) through December 31, 2019.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2020 (Unaudited)

Six Months Ended June 30, 2020
Cash Flows from Operating Activities
Net decrease in net assets from operations	$(8,314,058)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(43,361,036)
Proceeds from disposition of investment securities (including paydowns)	28,313,076
Premium amortization	10,015
Discount accretion	(336,004)
Net realized loss	5,970,360
Net change in unrealized appreciation/depreciation	7,756,427
Change in assets:
Decrease in other assets	97,352
Decrease in interest receivable	41,936
Decrease in adviser reimbursement	244,847
Change in liabilities:
Increase in other liabilities	104,918
Net cash used in in operating activities	(9,472,167)

Cash Flows from Financing Activities
Proceeds from borrowings	19,091,740
Payments on borrowings	(29,000,000)
Proceeds from shares sold	26,841,632
Payments on shares redeemed	(4,865,818)
Cash distributions paid	(4,502,045)
Net cash provided by financing activities	7,565,509
Effect of exchange rate changes on cash	(55,684)
Net decrease in cash	(1,962,342)
Cash, beginning balance	7,201,169
Cash and foreign currency, ending balance	$5,238,827

Supplemental information:
Reinvestment of dividends and distributions	$732,113
Cash paid for interest on borrowings	$864,118

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

CLASS A	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Period Ended December 31, 2018 (1)
Per Share Operating Data
Net asset value, beginning of period	$9.29	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.35	0.73	0.20
Net realized and unrealized loss	(1.09)	(0.31)	(0.37)
Total from investment operations	(0.74)	0.42	(0.17)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.72)	(0.24)
Total Dividends and/or distributions to shareholders:	(0.31)	(0.72)	(0.24)
Net asset value, end of period	$8.24	$9.29	$9.59
Total Return, at Net Asset Value (3)	(7.93)%	4.48%	(1.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$723	$781	$10
Average net assets (in thousands)	$714	$429	$22,478
Ratios to average net assets (4):
Net investment income	8.50%	7.69%	3.60%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	3.26%	7.56%	5.69%
Interest and fees from borrowings	1.53%	1.79%	0.41%
Distribution and shareholder service fees	0.86%	0.83%	0.84%
Deal and incentive fees (5)	2.13%	2.22%	0.00%
Total expenses	7.78%	12.40%	6.94%
Expenses after waivers and reimbursements of expenses (6)	6.52%	6.84%	3.50%
Portfolio turnover rate	18%	18%	6%
(1) For the period from June 4, 2018 (commencement of operations) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Ratio is less than 0.005% for the period ended December 31, 2018.
(6) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis for the six months ended June 30, 2020.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS I	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Period Ended December 31, 2018 (1)
Per Share Operating Data
Net asset value, beginning of period	$9.31	$9.58	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.39	0.80	0.22
Net realized and unrealized loss	(1.07)	(0.28)	(0.36)
Total from investment operations	(0.68)	0.52	(0.14)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.79)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.35)	(0.79)	(0.28)
Net asset value, end of period	$8.28	$9.31	$9.58
Total Return, at Net Asset Value (3)	(7.30)%	5.48%	(1.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,785	$108,714	$85,825
Average net assets (in thousands)	$99,380	$110,187	$84,627
Ratios to average net assets (4):
Net investment income	9.37%	8.31%	6.76%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	3.26%	3.49%	5.16%
Interest and fees from borrowings	1.53%	1.63%	0.51%
Deal and incentive fees	2.13%	2.21%	1.25%
Total expenses	6.92%	7.33%	6.92%
Expenses after waivers and reimbursements of expenses (5)	5.66%	5.84%	3.83%
Portfolio turnover rate	18%	18%	6%
(1) For the period from September 4, 2018 (inception of offering) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis for the six months ended June 30, 2020.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS L	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Period Ended December 31, 2018 (1)
Per Share Operating Data
Net asset value, beginning of period	$9.29	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.37	0.76	0.21
Net realized and unrealized loss	(1.09)	(0.31)	(0.37)
Total from investment operations	(0.72)	0.45	(0.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.75)	(0.25)
Total Dividends and/or distributions to shareholders:	(0.33)	(0.75)	(0.25)
Net asset value, end of period	$8.24	$9.29	$9.59
Total Return, at Net Asset Value (3)	(7.64)%	4.79%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,509	$1,421	$10
Average net assets (in thousands)	$2,238	$721	$10
Ratios to average net assets (4):
Net investment income	8.84%	8.00%	6.41%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	3.25%	4.59%	119.98%
Interest and fees from borrowings	1.50%	1.81%	51.00%
Distribution and shareholder service fees	0.50%	48.00%	0.48%
Deal and incentive fees	2.13%	2.24%	1.18%
Total expenses	7.38%	9.12%	122.15%
Expenses after waivers and reimbursements of expenses (5)	6.12%	6.53%	4.20%
Portfolio turnover rate	18%	18%	6%
(1) For the period from June 4, 2018 (commencement of operations) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis for the six months ended June 30, 2020.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS M	Six Months Ended June 30, 2020 (1)
Per Share Operating Data
Net asset value, beginning of period	$7.74
Income (loss) from investment operations:
Net investment income (2)	0.09
Net realized and unrealized loss	0.62
Total from investment operations	0.71
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)
Total Dividends and/or distributions to shareholders:	(0.17)
Net asset value, end of period	$8.28
Total Return, at Net Asset Value (3)	9.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11
Average net assets (in thousands)	$11
Ratios to average net assets (4):
Net investment income	8.12%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	100.42%
Interest and fees from borrowings	0.82%
Distribution and shareholder service fees	0.74%
Deal and incentive fees	2.05%
Total expenses	104.03%
Expenses after waivers and reimbursements of expenses (5)	5.62%
Portfolio turnover rate	18%
(1) For the period from May 15, 2020 (inception of offering) through June 30, 2020.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis for the period ended June 30, 2020.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS N	Six Months Ended June 30, 2020	Period Ended December 31, 2019 (1)
Per Share Operating Data
Net asset value, beginning of period	$9.29	$9.72
Income (loss) from investment operations:
Net investment income (2)	0.39	0.58
Net realized and unrealized loss	(1.09)	(0.40)
Total from investment operations	(0.70)	0.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.61)
Total Dividends and/or distributions to shareholders:	(0.35)	(0.61)
Net asset value, end of period	$8.24	$9.29
Total Return, at Net Asset Value (3)	(7.54)%	1.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,000	$1,165
Average net assets (in thousands)	$6,433	$295
Ratios to average net assets (4):
Net investment income	9.41%	8.41%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	3.26%	8.49%
Interest and fees from borrowings	1.20%	1.72%
Deal and incentive fees	2.08%	2.23%
Total expenses	6.54%	12.44%
Expenses after waivers and reimbursements of expenses (5)	5.29%	5.95%
Portfolio turnover rate	18%	18%
(1) For the period from April 18, 2019 (inception of offering) through December 31, 2019.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis for the six months ended June 30, 2020.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS Y	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Period Ended December 31, 2018 (1)
Per Share Operating Data
Net asset value, beginning of period	$9.27	$9.57	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.38	0.78	0.22
Net realized and unrealized loss	(1.08)	(0.31)	(0.37)
Total from investment operations	(0.70)	0.47	(0.15)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.77)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.34)	(0.77)	(0.28)
Net asset value, end of period	$8.23	$9.27	$9.57
Total Return, at Net Asset Value (3)	(7.55)%	5.08%	(1.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,378	$7,976	$104
Average net assets (in thousands)	$7,845	$4,852	$59
Ratios to average net assets (4):
Net investment income	9.09%	8.17%	6.42%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	3.26%	3.70%	25.35%
Interest and fees from borrowings	1.52%	1.79%	0.68%
Distribution and shareholder service fees	0.25%	0.24%	0.23%
Deal and incentive fees	2.13%	2.22%	2.25%
Total expenses	7.16%	7.95%	28.51%
Expenses after waivers and reimbursements of expenses (5)	5.90%	6.25%	5.17%
Portfolio turnover rate	18%	18%	6%
(1) For the period from September 4, 2018 (inception of offering) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis for the six months ended June 30, 2020.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
As of June 30, 2020

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, non-diversified closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund”. Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit (including private credit solutions, special situations and market dislocations); and (d) structured credit (including collateralized loan obligations, or “CLOs”). To a lesser extent, the Fund also may invest in distressed credit. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund expects that the composition of its portfolio will change over time given the Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.

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Effective January 1, 2020, Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares in place of Invesco Distributors, Inc. The Fund offers Class A, Class I, Class L, Class M, Class N, and Class Y shares. The Fund began offering Class M shares effective May 15, 2020. During the reporting period, the Fund’s shares are offered for sale monthly through its Distributor at the then-current net asset value ("NAV") plus any applicable sales load. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
The unaudited interim financial statements have been prepared in accordance with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form N-CSR under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270 30e-1). Accordingly, certain disclosures accompanying the annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the interim periods presented have been included. These adjustments are of a normal, recurring nature. This Form N-CSR should be read in conjunction with the Fund’s annual report on Form N-CSR for the year ended December 31, 2019. The results of operations for the six month period ended June 30, 2020 are not necessarily indicative of the operating results to be expected for the full year.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Fund’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.
Investments
Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded

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unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.
Cash and Cash Equivalents
Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. Cash and cash equivalents include cash held on deposit in Cash Collateral Accounts that serve as collateral for the borrowings under the SPV Credit Facility and would be applied to the amounts owed under the SPV Credit Facility in an event of default (See Note 6). The Fund’s cash and cash equivalents are held at one or more large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.
Revenue Recognition
Interest from Investments
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.
The Fund has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in interest income in the Consolidated Statement of Operations.
Other Income
Other income may include income such as consent, waiver, amendment, unused, syndication, arranger and prepayment fees associated with the Fund’s investment activities. Such fees are recognized as income when earned or the services are rendered. The Fund may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statement of Assets and Liabilities.
Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of June 30, 2020, the fair value of the loans in the portfolio on non-accrual status was $3,057,700. The remaining first and second lien debt investments were performing and current on their interest payments as of June 30, 2020.
SPV Credit Facility Related Costs, Expenses and Deferred Financing Costs (See Note 6, Borrowings)
The SPV closed on the credit agreement with Société Générale (the “SPV Credit Facility”) on June 28, 2018, which was subsequently amended to include HSBC Bank USA, National Association as a lender. Interest expense and unused commitment fees on the SPV Credit Facility are recorded on an accrual basis. Unused

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commitment fees are included in interest expense and fees on borrowings in the accompanying Consolidated Statement of Operations.
The SPV Credit Facility is recorded at carrying value, which approximates fair value.
Distribution and Shareholder Service Plan Fees
Distribution and Shareholders Service Plan Fees consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Distribution and Shareholder Service Plan Fees are charged against equity when incurred. The Fund offers its shares on a continual basis through the Distributor. Fees can be up to 0.85% of a class’ average monthly net assets. The fees are included in the Consolidated Statement of Operations.
Transfer Agent Fees
Transfer Agent Fees consist primarily of fee and expenses incurred in connection with electronic processing of client orders, fund transfers between clients and the Fund, client maintenance and documentation. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings. DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent for the Fund. Prior to May 15, 2020, Invesco Investment Services, Inc. served as the Transfer Agent to the Fund. Fees incurred with respect to these services are detailed in the Consolidated Statement of Operations.
Income Taxes
For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. The SPV is a disregarded entity for tax purposes and is consolidated with the tax return of the Fund. All penalties and interest associated with income taxes, if any, are included in income tax expense.
Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

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The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the partnerships and non-deductible expenses adjustments.

Federal tax cost of securities	$186,267,738
Gross unrealized appreciation	581,868
Gross unrealized depreciation	(16,254,039)
Net unrealized deprecation	(15,672,171)
Dividends and Distributions to Shareholders of Beneficial Interest
To the extent that the Fund has taxable income available, the Fund intends to make quarterly distributions to its common shareholders. Dividends and distributions to shareholders of beneficial interest are recorded on the record date executed at the pre-dividend reinvestment program NAV per share. The amount to be distributed is determined by the Board of Trustees each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Fund may decide to retain such capital gains for investment.
The Fund has an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or distribution, the shareholders who have not elected to “opt out” of the dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. Each registered shareholder may elect to have such shareholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered shareholder that does not so elect, distributions on such shareholder’s shares will be reinvested by DST Systems, Inc., the Fund’s plan administrator, in additional shares. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.
Functional Currency
The functional currency of the Fund is the U.S. Dollar. Investments are generally made in the local currency of the country in which the investments are domiciled and are translated into U.S. Dollars with foreign currency translation gains or losses recorded within net change in unrealized appreciation (depreciation) on investments in the accompanying Consolidated Statement of Operations. Foreign currency translation gains and losses on non-investment assets and liabilities are separately reflected in the accompanying Consolidated Statement of Operations.
Recent Accounting Standards Updates
On June 16, 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. This ASU is intended to introduce new guidance for the accounting for credit losses on instruments within scope based on an estimate of current expected credit losses. The guidance was effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Fund adopted the new requirement starting with the period that began January 1, 2020, which did not have a material impact on the Fund's consolidated financial statements.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such

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traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser or the Fund’s Board of Trustees, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Board of Trustees engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of June 30, 2020.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with

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readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the six month period ended June 30, 2020, there were transfers of $4,299,316 between levels.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of June 30, 2020:

	As of June 30, 2020
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$17,660,754	$47,747,587	$65,408,341
Second Lien Debt	—	9,795,670	48,877,245	58,672,915
Unsecured	—	—	10,705,741	10,705,741
Collateralized Loan Obligations	—	—	32,512,231	32,512,231
Common Stock	—	—	569,890	569,890
Corporate Bonds
Secured	—	118,056	1,693,676	1,811,732
Unsecured	—	80,519	—	80,519
Preferred Stock	—	—	480,000	480,000
Warrants	—	354,198	—	354,198
Total	$—	$28,009,197	$142,586,370	$170,595,567

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The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the six month period ended June 30, 2020
	Corporate Loans			Collateralized Loan Obligations	Common Stock	Secured Corporate Bonds	Preferred Stock	Total
	First Lien Debt	Second Lien Debt	Unsecured
Balance, beginning of period	$58,271,713	$43,774,658	$12,622,081	$18,111,816	$389,028	$1,691,524	$—	$134,860,820
Purchases	9,011,662	11,808,868	274,021	21,013,500	297,099	8,841	485,000	42,898,991
Sales	(14,759,049)	(2,431,039)	(1,340,811)	(1,875,000)	(64,683)	—	—	(20,470,582)
Paydowns	—	—	—	—	—	—	—	—
Accretion of discount	124,732	83,931	22,236	37,134	—	4,709	—	272,742
Net realized gains (losses)	124,925	(615)	19,125	(1,370)	—	—	—	142,065
Net change in unrealized appreciation (depreciation)	(2,177,486)	(2,908,152)	(890,911)	(4,773,849)	(51,554)	(11,398)	(5,000)	(10,818,350)
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3	(2,848,910)	(1,450,406)	—	—	—	—	—	(4,299,316)
Balance, end of period	$47,747,587	$48,877,245	$10,705,741	$32,512,231	$569,890	$1,693,676	$480,000	$142,586,370
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$(2,084,372)	$(2,908,152)	$(890,911)	$(4,797,207)	$(20,708)	$(11,398)	$(5,000)	$(10,717,748)
The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.

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The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of June 30, 2020:

	Fair Value as of June 30, 2020	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$43,721,824	Income Approach	Discount Rate	7.1%	21.5%	10.8%
	4,025,763	Consensus Pricing	Indicative Quotes	55.0	100.0	87.5
Second Lien Debt	48,877,245	Income Approach	Discount Rate	9.7%	18.9%	13.8%
Unsecured	10,705,741	Income Approach	Discount Rate	16.5%	19.5%	17.1%
Secured Corporate Bonds	1,693,676	Income Approach	Discount Rate	10.1%	10.1%	10.1%
Collateralized Loan Obligations	32,512,231	Consensus Pricing	Indicative Quotes	58.2	98.1	83.0
Common Stock	297,099	Consensus Pricing	Indicative Quotes	1.3	1.3	1.3
	272,791	Market Approach	Comparable Multiple	8.50x	15.75x	10.65x
Preferred Stock	480,000	Income Approach	Discount Rate	14.8%	14.8%	14.8%
Total Level 3 Investments	$142,586,370
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in first and second lien, and unsecured debt securities are discount rates, indicative quotes and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes or comparable EBITDA multiples in isolation may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
Net Asset Value Valuation
The Fund is required to calculate per share price for the beneficial interests of the Fund on at least a weekly basis and at each month-end date (each calculation date herein referred to as the “Valuation Date”). The Fund calculates the per share price based on the net asset value of each Class of shares as of 4:00 P.M. Eastern Time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the “Exchange”), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
The Board of Trustees has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining fair valuation. Determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at least quarterly or more frequently, if necessary. The Adviser and the Board of Trustees are responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
4. RELATED PARTY TRANSACTIONS
Investment Advisory Agreement
On May 24, 2018, the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Fund and the OC Private Capital, LLC in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by Section 15(c) of the Investment Company Act.

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The Original Investment Advisory Agreement was amended on September 30, 2019 (as amended, the “First Amended and Restated Investment Advisory Agreement”). On October 24, 2019, the First Amended and Restated Investment Advisory Agreement was further amended (as amended, the “Second Amended and Restated Investment Advisory Agreement”) to replace OC Private Capital, LLC with Carlyle Global Credit Investment Management L.L.C. as the investment adviser. The Second Amended and Restated Investment Advisory Agreement was further amended on April 1, 2020 (as amended, the “Investment Advisory Agreement”).
From January 1, 2020 to March 31, 2020, the base management fee was calculated and payable monthly in arrears at an annual rate of 1.50% of the Fund’s consolidated month-end net asset value. However, effective April 1, 2020, the base management fee is calculated at an annual rate of 1.00% of the Fund’s consolidated month-end managed assets (such amount not to exceed, in any case, 1.50% of the Fund’s net assets).
From January 1, 2020 to March 31, 2020, pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, was compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up rate” of 1.875% per quarter (7.50% annualized), as applicable. The Adviser received 20% of the amount of pre-incentive fee net investment income after exceeding the “catch-up rate”. Effective April 1, 2020, pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up rate” of 1.82% per quarter (7.28% annualized), as applicable.
Pursuant to the Investment Advisory Agreement, effective April 1, 2020, the Fund pays its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
•100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 17.5% of the Fund’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and
•17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) will be payable to the Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee net investment income thereafter is allocated to the Adviser.
For the six month period ended June 30, 2020, base management fees were $837,838 and incentive fees related to pre-incentive fee net investment income were $1,234,277.
As of June 30, 2020, $136,229 and $581,084 was included in base management payable and incentive fees payable, respectively, in the accompanying Consolidated Statement of Assets and Liabilities.
Expense Limitation Agreement
The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually for a one-year period to waive its management fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowing and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and other unusual and infrequent expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) in respect of the relevant month exceed 2.00% of the month-end net asset value of such class (the “Expense Limitation”). In consideration of the Adviser’s agreement to waive its management fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any

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waived management fees and Fund expenses reimbursed of each class subject to the limitation that reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser, and (ii) the Adviser reimbursement does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any Adviser reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Limitation of such class or another expense limitation in place at that time. As of June 30, 2020, the estimated amount subject to reimbursement by the Fund to the Adviser under the agreement was $4,286,287, of which $733,982 relates to waivers and reimbursements incurred during the current period.
The following table summarizes fees waived/reimbursed during the six months ended June 30, 2020 and the amounts eligible for recovery as of June 30, 2020:

	For the Six Months Ended and As of June 30, 2020
	Fees Waived / Reimbursed	Eligible for Recovery
Class A	$4,489	$920,307
Class I	624,917	3,138,474
Class L	13,898	36,454
Class M	1,338	1,338
Class N	40,350	53,902
Class Y	48,990	135,812
Total	$733,982	$4,286,287
Amounts eligible for recovery at June 30, 2020 expire as follows: $1,775,094 in the year ended December 31, 2021, $1,777,212 in the year ended December 31, 2022, and $733,982 in the year ended December 31, 2023.
The Adviser has not recaptured any previously waived and/or reimbursed amounts during the six month period ended June 30, 2020.
Board of Trustees
The Fund’s Board of Trustees currently consists of four members, three of whom are Independent Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee, the members of each of which consist entirely of the Fund’s Independent Trustees. The Board of Trustees established a Valuation Committee composed of individuals affiliated with the Adviser to oversee the day-to-day procedures. The Board of Trustees may establish additional committees in the future. For the six month period ended June 30, 2020, the Fund incurred $64,581 in fees and expenses associated with its Independent Trustees' services on the Fund's Board of Trustees and its committees. As of June 30, 2020, $36,009 in fees or expenses associated with the Fund’s Independent Trustees were payable.
Shareholder Concentration
Related parties owned approximately 65% of the Fund's total outstanding shares at period end. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.

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5. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter ("OTC) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a valuation day to materially understate or overstate the value of its investments. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs)
The Fund invests in CLOs, which are commonly issued in multiple tranches often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral

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assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Equity Security Risk

Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Industry Concentration Risk
The Fund’s investments may be concentrated in a particular industry or industries, which could exacerbate any negative performance to the extent that investments in those industries perform poorly. The Fund has concentration in four sectors, including for example, as of June 30, 2020, the Fund’s investments in the Real Estate Management & Development industry represent approximately 12.7% of the Fund’s net assets. These investments are subject to the risks inherent in the ownership and operation of real estate and real estate-related businesses and assets, including, but not limited to, risks associated with the burdens of ownership of real property, general and local economic conditions, changes in the supply of and demand for competing properties in an area, fluctuations in average occupancy and room rates for hotel and student housing properties, failure to obtain necessary approvals and/or permits, changes in government regulations, changes in real property tax rates and operating expenses,

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unexpected cost overruns in connection with development projects, and other factors that are beyond the Fund’s control.

Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations).

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

COVID-19 Pandemic Risk

In late 2019 and early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) emerged in China and spread rapidly across the world, including to the U.S. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. With respect to the U.S. credit markets (in particular for middle-market loans), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following among other things: (i) government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit; (iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle-market businesses. This outbreak is having, and any future outbreaks could have, an adverse impact on the Fund’s investments and the Fund and on the markets and the economy in general, and that impact could be material.
Interest Rate Risk
As of June 30, 2020, on a fair value basis, approximately 12.6% of the Fund’s debt investments bear interest at a fixed rate and approximately 87.4% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating LIBOR, with many of these investments also having a LIBOR floor. Additionally, the SPV Credit Facility is also subject to floating interest rates and is currently paid based on floating LIBOR rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.

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The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
Risks Associated with Changes in LIBOR
The market transition away from LIBOR and other current reference rates to alternative reference rates is complex and could have a range of adverse impacts on the Fund’s investment program, financial condition and results of operations. Among other negative consequences, this transition could:

•Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which the Fund may invest;
•Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
•Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; and
•Cause the Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market, the depth of the market for investments based on alternative reference rates, and the Adviser’s ability to develop appropriate investment and compliance systems capable of addressing alternative reference rates.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. The U.S. capital markets have experienced extreme volatility and disruption following the spread of COVID-19, which has increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security.
Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Volatility Risk

Volatility risk refers to the magnitude of the movement, but not the direction of the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
6. BORROWINGS
In accordance with the Investment Company Act, the Fund is currently only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 300% after such borrowing. As of June 30, 2020, asset coverage was 451.72%.
SPV Credit Facility
The SPV Credit Facility provides for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $150,000,000 commitment and the borrowing base subject to the amount of cash held at the Cash Collateral Accounts and the pledged assets. The SPV Credit Facility has a maturity date of June 28, 2021. Borrowings under the SPV Credit Facility bear interest based on LIBOR plus a spread between 1.40% and 1.85% per year depending on tenor and currency. The SPV is also required to pay an undrawn commitment fee of between 0.25% and 0.50% per year depending on the drawings under the SPV Credit Facility and a structuring commitment fee of 0.175% per year depending on the SPV Credit Facility’s commitment. Payments under the SPV Credit Facility are made monthly for interest and quarterly for commitment fees. The lenders have a first lien security interest on substantially all of the assets of the SPV.
As part of the SPV Credit Facility, the SPV is subject to limitations as to how borrowed funds may be used and the types of loans that are eligible to be acquired by the SPV including, but not limited to, restrictions on sector and geographic concentrations, loan size, payment frequency, tenor and minimum investment ratings (or estimated ratings).
The SPV Credit Facility has certain requirements relating to asset coverage, interest coverage, collateral quality and portfolio performance, certain violations of which could result in the immediate acceleration of the amounts due under the SPV Credit Facility. The SPV Credit Facility is also subject to a borrowing base that applies different advance rates to assets held by the SPV based generally on the collateral quality of such assets. As of June 30, 2020, the SPV was in compliance with all covenants and other requirements of the SPV Credit Facility.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

The SPV Credit Facility consisted of the following as of June 30, 2020:

	June 30, 2020
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$150,000,000	$36,792,904	$113,207,096	$69,241,204
(1) The unused portion is the Total Facility less Borrowings Outstanding, an amount upon which commitment fees are based depending on daily spot and contract rates for EUR and GBP.
(2) Available for borrowing is based on the computation of collateral to support the borrowings and is subject to compliance with applicable covenants and financial ratios.
As of June 30, 2020, $121,515 of interest expense, $119,045 of unused commitment fees and $75,201 of other fees were included in interest payable on borrowings.
During the six month period ended June 30, 2020, there were secured borrowings of $19,091,740 and repayments of $29,000,000 under the SPV Credit Facility. As of June 30, 2020, there were $36,792,904 in secured borrowings outstanding. For the six month period ended June 30, 2020, the weighted average interest rate was 3.64% and the average principal debt outstanding was $47,628,144.
For the six month period ended June 30, 2020, the Fund incurred $585,875 and $290,252 of interest expense and unused commitment fees, respectively.
7. COMMITMENTS AND CONTINGENCIES
As of June 30, 2020, the Fund had unfunded commitments to fund delayed draw and revolving senior secured loans of $121,437 and $1,033,210, respectively. Unfunded loans at par are included in the investments purchased on the Consolidated Statement of Assets and Liabilities.

Investments—Corporate Loans		Unused Rate	Par / Principal Amount

American Physician Partners LLC	Revolver	0.500%	$41,251
Apptio, Inc.	Revolver	0.500%	177,515
Chemical Computing Group	Revolver	0.500%	135,379
iCIMS, Inc.	Revolver	0.500%	187,735
Mailgun Technologies, Inc.	Revolver	0.500%	134,191
Northland Cable Television, Inc.	Revolver	0.500%	255,350
Tank Holding Corporation	Revolver	0.500%	6,482
Trump Card LLC	Revolver	0.500%	95,307
The Leaders Romans Bidco Ltd.(1)	Delayed Draw Term Loan, Tranche C	1.687%	121,437
Unfunded Commitments Total			$1,154,647
(1) Par / Principal Amount is converted to USD using the EUR/USD of 1.24 on funding date
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.
8. SHARES OF BENEFICIAL INTEREST
The Fund has the authority to issue unlimited shares of beneficial interest of each class, $0.001 per share par value. The Fund's shares are offered on a monthly basis, and subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding shares of beneficial interest ("Shares") at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange.
The following table summarizes transactions in shares of beneficial interest during the six month period ended June 30, 2020 and the year ended December 31, 2019:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
CLASS A
Sold	1,041	$9,662	80,325	$778,575
Dividends and/or distributions reinvested	2,563	18,456	2,808	26,266
Repurchased	—	—	—	—
Net increase (decrease)	3,604	$28,118	83,133	$804,841
CLASS I
Sold	1,064,215	$9,328,322	3,263,797	$31,424,884
Dividends and/or distributions reinvested	54,548	438,410	120,890	1,152,459
Repurchased	(506,043)	(4,653,496)	(667,067)	(6,250,777)
Net increase (decrease)	612,720	$5,113,236	2,717,620	$26,326,566
CLASS L
Sold	147,604	$1,323,032	150,272	$1,448,780
Dividends and/or distributions reinvested	3,801	30,623	1,712	16,086
Repurchased	—	—	—	—
Net increase (decrease)	151,405	$1,353,655	151,984	$1,464,866
CLASS M (1)
Sold	1,292	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Repurchased	—	—	—	—
Net increase (decrease)	1,292	$10,000	—	$—
CLASS N (2)
Sold	1,802,425	$14,810,232	125,353	$1,173,455
Dividends and/or distributions reinvested	14,223	117,052	—	—
Repurchased	—	—	—	—
Net increase (decrease)	1,816,648	$14,927,284	125,353	$1,173,455
CLASS Y
Sold	162,132	$1,339,885	833,648	$8,037,130
Dividends and/or distributions reinvested	15,684	125,572	15,502	145,540
Repurchased	(20,425)	(189,823)	—	—
Net increase (decrease)	157,391	$1,275,634	849,150	$8,182,670
(1) For the period from May 15, 2020 (inception of offering) through June 30, 2020.
(2) For the six months ended June 30, 2020 and the period from April 18, 2019 (inception of offering) through December 31, 2018.
9. LITIGATION
The Fund may become party to certain lawsuits in the ordinary course of business. The Fund does not believe that the outcome of current matters, if any, will materially impact the Fund or its consolidated financial statements. As of June 30, 2020, the Fund was not subject to any material legal proceedings, nor, to the Fund’s knowledge, is any material legal proceeding threatened against the Fund.
In addition, portfolio investments of the Fund could be the subject of litigation or regulatory investigations in the ordinary course of business. The Fund does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Fund or these consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

10. TAX
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of June 30, 2020.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. As of June 30, 2020, the Fund had filed tax returns and therefore is subject to examination.
The Fund’s taxable income for each period is an estimate and will not be finally determined until the Fund files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate. The estimated tax character of dividends declared of $5,044,598 for the six month period ended June 30, 2020 is ordinary income.
11. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.
Subsequent to June 30, 2020, the Fund had $20,255,984 in subscriptions through August 21, 2020. The Fund borrowed $6,100,000 under the SPV Credit Facility to fund investments and voluntarily repaid $8,600,000 and €2,837,786 under the SPV Credit Facility.
Effective July 30, 2020, the Fund began offering shares on a daily basis starting August 1, 2020 for all of its share classes. The Fund also began declaring daily dividends as of August 1, 2020.
On August 25, 2020, the Audit Committee of the Board of Trustees of the Fund participated in and approved the decision to dismiss KPMG LLP (“KPMG”) as the Fund’s independent registered public accounting firm. KPMG’s report on the Fund’s financial statements for the fiscal period ended December 31, 2019 contained no adverse opinion or disclaimer of opinion nor was KPMG’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal period ended on December 31, 2019 and through August 25, 2020 (the “Covered Period”), (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On August 25, 2020, the Audit Committee of the Fund’s Board of Trustees also participated in and approved the change in accountant to Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the fiscal year ended December 31, 2020. The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Covered Period, neither the Fund, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

OTHER INFORMATION (Unaudited)
At an in-person special meeting of the Board of Trustees (the “Board”) of Carlyle Tactical Private Credit Fund ( “Fund”) held on September 23, 2019 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved the Fund’s investment advisory agreement (the “Investment Advisory Agreement”) with Carlyle Global Credit Investment Management L.L.C. (the “Adviser”).
In connection with their consideration of whether to approve the Investment Advisory Agreement, the Board received and reviewed information provided by the Adviser relating to the Fund, the Investment Advisory Agreement and the Adviser, including comparative performance, fee and expense information, and other information regarding the nature, extent and quality of services to be provided by the Adviser under the Investment Advisory Agreement. The materials provided to the Board generally included, among other items: (i) information on the Fund’s advisory fees and other expenses, including information comparing the advisory fees to be paid by the Fund to those of a peer group of funds; (ii) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (iii) information about the Adviser’s estimated profitability with respect to the Investment Advisory Agreement; (iv) a memorandum prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Adviser’s investment personnel and operations, including the personnel and other resources devoted to the Fund; (iii) the Adviser’s financial results and financial condition; (iv) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (v) the Adviser’s policies with respect to allocation of investments and seeking best execution; and (vi) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Adviser.
In addition to the materials requested by the Independent Trustees in connection with their consideration of the approval of the Investment Advisory Agreement, the Board received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund’s investment performance and information relating to the services provided by the Adviser in its role as the sub-advisor to the Fund since inception.
The Independent Trustees were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the approval of the Investment Advisory Agreement. In considering whether to approve the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Investment Advisory Agreement included the factors listed below.
The nature, extent and quality of the services provided to the Fund under the Investment Advisory Agreement. The Board considered, among other things, the nature, extent and quality of the services to be provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser. The Board took into account the Advisers’ investment experience, including the Adviser’s experience as the sub-advisor to the Fund since inception. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also noted that the Fund’s former investment adviser had agreed to provide extensive transition services to the Fund, including compliance, risk and operational support and discussed the Adviser’s commitment to further training and building out its teams during the transition period. The Board further considered information regarding the Adviser’s accounting, operational, legal and compliance personnel responsible for providing administrative services to the Fund, as well as the Adviser’s program designed to ensure compliance with federal securities and other applicable laws. The Board considered the Adviser’s risk management processes. The Board took into account their knowledge of the Adviser and the quality of the performance of management’s duties through Board meetings, discussion and reports since the Fund’s inception (including periods in which the Adviser served as sub-adviser to the Fund).
Investment performance of the Fund and the Adviser. With respect to investment performance of the Fund and the Adviser, the Board noted that the Adviser had served as the Fund’s investment sub-adviser since the Fund’s inception, and reviewed data concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds engaging in similar credit investing, underwriting and origination activity as the Fund (the “Peer Group”). Representatives of the Adviser reviewed with the Board the Fund's performance. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser.
In reviewing the performance information provided by the Adviser, the Board took into consideration that the Peer Group consisted of closed-end funds (including three other interval funds) that focused on global credit strategies that the Adviser believed were most comparable to the Fund given the Fund's mandate to allocate its assets across a wide range of credit strategies. The Board noted that the Fund's total return performance had generally trailed the Peer Group for the year-to-date, quarter-to-date and inception-to-date periods ended June 30, 2019.
The Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different portfolio limitations that may be applicable to the Fund as compared to the other funds in the Peer Group. In discussing the Fund's performance, the Adviser noted, among other things, that the other funds in the Peer Group had higher exposure to liquid credit investments and thus their performance was more impacted by broad market movements.
The Board also considered the historical responsiveness of the Adviser to Trustee questions about performance, the Adviser’s performance and reputation generally and the willingness of the Adviser to take steps intended to improve performance. The Board concluded that overall performance was satisfactory and supported the approval of the Investment Advisory Agreement.
Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Board considered information about the about the Adviser’s estimated profitability with respect of the Fund, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Adviser reviewed the expenses allocated and profit expected to be received by the Adviser for managing the Fund for the year ended December 31, 2019, and the method used to determine the expenses and profit.
Economies of Scale. The Board considered the extent to which economies of scale are expected to be realized as the Fund grows and whether the fee levels reflected those economies of scale. The Board noted that, while the Adviser is not currently experiencing any economies of scale in servicing the Fund, there is a possibility that economies of scale could be realized as asset levels increase, as certain the Fund’s fixed costs are spread over a larger asset base. The Board further noted that to the extent the Adviser’s global credit advisory platform as a whole continues to grow, the Fund may benefit from the ability of the Adviser and its affiliates to provide or arrange for services to the Fund more efficiently and source a broader range of investment opportunities.
Comparison of fees to be paid to those under other investment advisory contracts. In evaluating the advisory fees and expenses, the Board considered the Fund's management fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund's management fees were at the median of the Peer Group. The Board also considered that the Investment Advisory Agreement provides that the Adviser may earn an incentive fee and, to the extent the fee is earned and paid, it would result in a higher level of total compensation from the Fund to the Adviser. The Board observed that the Fund’s incentive fee rate was on the higher end of the range of incentive fees within the Peer Group. The Board also considered the Adviser's commitment pursuant to the Expense Limitation Agreement with the Fund whereby the Adviser would agree to waive its base management fee and/or reimburse the Fund’s organizational and offering costs and operating expenses in order to limit the annualized operating expenses of each share class of the Fund to 2.0% of the month-end net asset value of such share class.

The Board considered the level of the Fund’s management and incentive fees in light of the level of service expected to be received from the Adviser, the breadth of the credit strategies to be employed in managing the Fund and the extensive reputation and track record of the Adviser as an alternative credit manager.
Benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board also considered the extent to which benefits other than the fees might accrue to the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Board noted in this regard that the Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Adviser’s ability to market its services and win such mandates.
In determining whether to approve the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including the management and incentive fee structures, and such other information as the Board deemed relevant to evaluating the Investment Advisory Agreement.
***
At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision on the approval of the Investment Advisory Agreement. Based on the discussions and considerations at the Meeting, and in reliance on information received on a routine and regular basis through the year relating to the operations of the Fund and the investment management and other services provided and expected to be provided by the Adviser, the Board, including the Independent Trustees, voted to approve the Investment Advisory Agreement.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS (Unaudited)

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines whereby it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund (“portfolio proxies”) to the Adviser as part of the Adviser's general management of the Fund's portfolio, subject to the continuing oversight of the Board. The Adviser votes portfolio proxies in accordance with its proxy voting policies and procedures, which are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
The right to vote a portfolio proxy is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote portfolio proxies in a manner consistent with the best interest of the Fund and its shareholders. As part of this duty, the Adviser recognizes that it must vote portfolio proxies in a timely manner free of conflicts of interest and in what it perceives to be the best interest of the Fund and its shareholders.
The Adviser’s proxy voting decisions will be made by its investment committee. The Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Adviser will generally vote against proposals that may have a negative impact on Fund portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
To ensure that the vote is not the product of a conflict of interest, the Adviser requires that: (1) anyone involved in the decision making process disclose to the Adviser’s investment committee, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund and Adviser’s policies and procedures collectively describe how the Fund votes portfolio proxies. A summary description of the Fund and Adviser’s proxy voting policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.

CARLYLE TACTICAL PRIVATE CREDIT FUND

Adviser	Carlyle Global Credit Investment Management L.L.C.

Distributor	Foreside Fund Services, LLC

Transfer Agent	DST Systems, Inc.
Invesco Investment Services, Inc. (until May 14, 2020)

Legal Counsel	Dechert LLP

Ticker Symbols
Class A	TAKAX
Class I	TAKIX
Class L	TAKLX
Class M	TAKMX
Class N	TAKNX
Class Y	TAKYX

© 2020 The Carlyle Group Inc. All rights reserved.

PRIVACY NOTICE

As a Carlyle Tactical Private Credit Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain non-public personal information about our shareholders from the following sources:
• The Subscription Agreement and other applications and forms.
• Your transactions with us, our affiliates or others.

Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

Who We Are
This notice describes the privacy policy of the Carlyle Tactical Private Credit Fund. This notice was last updated as of April 2020. In the event it is updated or changed, we will post an updated notice on our website at www.CarlyleTacticalCredit.com. If you have any questions about this privacy policy write to us at P.O. Box 219895, Kansas City, MO 64121-9895, or call us at (833) 677-3646.

Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.CarlyleTacticalCredit.com. The prospectus should be read carefully before investing.

Visit Us
CarlyleTacticalCredit.com
Call Us
833 677 3646

The Fund is distributed by Foreside Fund Services, LLC,
Three Canal Plaza, Suite 100, Portland, Maine 04101
All rights reserved.

CTACSAR 08282020

Item 2. Code of Ethics

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to semiannual reports.

Item 6. Schedule of Investments

a.The complete schedule of investments is included in Item 1 of this Form N-CSR.
b.Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

a.i.Not applicable to semiannual reports.
a.ii.Not applicable to semiannual reports.
a.iii.Not applicable to semiannual reports.
a.iv.Not applicable to semiannual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

For the period covered by this Form N-CSR filing, there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

a.Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2020, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

b.There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

a.Not applicable.
b.Not applicable.

Item 13. Exhibits

a.i.Not applicable to semiannual reports.
a.ii.Exhibits attached hereto.
a.iii.Not applicable.
a.iv.Registrant’s Independent Public Accountant, attached as Exhibit 99. ACCT.
b.Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Tactical Private Credit Fund

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: August 28, 2020

/s/ Peter Gaunt
By: Peter Gaunt
Principal Financial Officer
Date: August 28, 2020